UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2007

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 I.R.S. Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition
On July 12, 2007, Methode Electronics, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 28, 2007. The attached Summary Statement of Cash Flows included a typographical error. The change in cash and cash equivalents reported for the fiscal year ended April 28, 2007 incorrectly omitted parenthesis, as it was a decrease not an increase.
The Company’s Annual Report on Form 10-K filed as of the date hereof reflects the corrected financial statements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: July 12, 2007	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer